SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                     FORM 8-K/A - Number 1

                        CURRENT REPORT



            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 30, 1998



                 BANYAN STRATEGIC REALTY TRUST
    (Exact name of Registrant as specified in its charter)


  Massachusetts             0-15465              36-3375345
(State of or other     (Commission File      (I.R.S. Employer
  jurisdiction of           Number)            Identification
  incorporation)                                  Number)




150 South Wacker Drive, Suite 2900, Chicago, IL      60606
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (312) 553-9800


This document consists of 25 pages.

Exhibit index is located on page 5.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

ORLANDO OFFICE BUILDING PORTFOLIO

     On April 30, 1998, the Trust acquired interest in four multi-tenant office properties in Orlando and Winter Park, Florida from an unaffiliated third party.

     The Orlando Office Building Portfolio consists of four multi-tenant office properties in Orlando and Winter Park, Florida. The portfolio includes sixteen buildings containing a total of approximately 291,100 net rentable square feet which were acquired for approximately $23.5 million including closing costs and other related expenses. The properties were purchased utilizing proceeds from the revolving line of credit obtained from Nomura Asset Capital Corporation (the "Nomura Line"), which will be repaid upon obtaining permanent financing for the properties.

     The aggregate occupancy of the portfolio is 91 percent. A breakdown of the individual properties in the Orlando Office Building Portfolio are:

University Corp. Center  Winter Park, FL  7 bldgs.; 127,800 sq.ft.; 94% occup.

Metric Plaza         Winter Park, FL2 bldgs.; 32,000 sq. ft.; 69% occup.
Park Center          Orlando, FL   2 bldgs.; 47,200 sq. ft.; 85% occup.
Sand Lake Tech. Center Orlando, FL 5 bldgs.; 84,100 sq. ft.; 97% occup.

     The day-to-day operations of the properties are managed by Welsh Companies, Inc., which will receive a management fee each month equal to 3.5% of gross collections, as defined in the management agreement, for these management services. The term of the management agreement is for one year, cancelable upon 30 days written notice. If not terminated, the agreement will automatically renew for additional periods of one year each.

     The audited Combined Statements of Revenue and Certain Expenses of the Orlando Office Building Portfolio are included in ITEM 7.

AVALON RIDGE

     On April 24, 1998, the Trust acquired from an unaffiliated third party a 100% fee simple ownership interest in two single-story office buildings commonly known as Avalon Ridge located in Norcross, Georgia, a northeast suburb of Atlanta, for a purchase price of approximately $3.9 million including closing costs and related expenses. The property contains approximately 57,400 net rentable square feet and was 61% leased with two tenants upon acquisition. As of May 1, 1998, the property was 100% leased to three tenants and it will be 100% occupied on January 1, 1999. The Trust funded the acquisition from its cash reserves and by utilizing a draw of $3.8 million upon its revolving line.

     Avalon Ridge was constructed in 1997 and 1998 and began operations in March 1998. The Trust is not presenting audited financial statements of this property because the operating history would not constitute a fiscal year.

TOWER LANE BUSINESS PARK

     In April 1998, the Trust formed a new joint venture Butterfield O'Hare L.P. (the "Venture") in which the Trust has an 89.1% Limited Partnership interest and .9% General Partnership interest. The Trust contributed to the Venture its 100% ownership of Butterfield Office Plaza and the Venture acquired Tower Lane Business Park ("Tower Lane") in exchange for a 10% limited partner interest plus cash of $755,000. The Venture is consolidated in the Trust's financial statements and the acquisition of Tower Lane is reflected at its total purchase price of $5.1 million including closing costs and related expenses. Upon acquisition, the venture assumed an existing mortgage loan in the amount of approximately $3.7 million. The loan matures December, 2002, bears an interest rate of 8.35% and is payable in monthly installments of principal and interest based on 360-month amortization schedule.

     Tower Lane consists of two single-story office buildings located in Bensenville, Illinois, a western suburb of Chicago. The property contains approximately 95,900 net rentable square feet and was 90% occupied at the time of the acquisition.

     The audited Statements of Revenue and Certain Expenses of Tower Lane are included in ITEM 7.

AVALON CENTER OFFICE PARK

     On March 20, 1998, the Trust acquired from an unaffiliated third party a 100% fee simple ownership interest in two one-story office buildings known as Avalon Center Office Park located in Norcross, Georgia, for a purchase price of approximately $4.4 million including closing costs and related expenses. The property contains approximately 53,300 net rentable square feet and was 65% occupied with three tenants at the time of the acquisition. As of May 1998, the property is 96% leased to four tenants with occupancies starting in the second half of the current year. The Trust funded the acquisition price from its cash reserves and by utilizing a draw of $4.3 million upon its revolving line.

     The Avalon Center Office Park was constructed in 1997 and began operations in late August 1997. The Trust is not presenting audited financial statements of this property because the operating history would not constitute a fiscal year.


PEACHTREE POINTE OFFICE PARK

     On January 20, 1998, the Trust acquired from an unaffiliated third party a 100% fee simple ownership interest in five one-story office buildings commonly known as Peachtree Pointe Office Park located in Norcross, Georgia, a northeast suburb of Atlanta, for a purchase price of approximately $4.5 million. The property contains approximately 71,700 net rentable square feet, was constructed in 1982 and was 92% occupied with 23 tenants at the time of acquisition. The Trust funded the acquisition from its cash reserves as well as by utilizing a draw upon its revolving line of $3.4 million.

     The Trust's independent auditors will perform an audit of Peachtree Pointe Office Park and the Trust will file audited financial statements for this property within sixty days of the date of this report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     a)   Financial Statements.

          (i)  Orlando Office Building Portfolio (See attached).

          (ii) Tower Lane Business Park (See attached).

     b)   Pro Forma Financial Information

                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 29, 1998           BANYAN STRATEGIC REALTY TRUST
                              (Registrant)




                              By:  /s/ Joel L. Teglia
                                   Vice President,
                                   Chief Financial and
                                   Accounting Officer

                         EXHIBIT INDEX
                         -------------



a)   Financial Statements

     (i)  Orlando Office Building Portfolio

     (ii) Tower Lane Business Park


b)   Pro Forma Financial Information

 a)  FINANCIAL STATEMENTS

(i)  ORLANDO OFFICE BUILDING PORTFOLIO
     ---------------------------------



              Combined Statements of Revenue and
                       Certain Expenses

               ORLANDO OFFICE BUILDING PORTFOLIO

           For the year ended December 31, 1997 and
              For the period from January 1, 1998
                       to April 30, 1998

                REPORT OF INDEPENDENT AUDITORS




The Board of Directors
Banyan Strategic Realty Trust

We have audited the accompanying Combined Statements of Revenue and Certain Expenses of the Orlando Office Building Portfolio (the Properties) for the year ended December 31, 1997 and for the period from January 1, 1998 to April 30, 1998. The Combined Statements of Revenue and Certain Expenses are the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements of Revenue and Certain Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Combined Statements of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan Strategic Realty Trust as described in Note 2 and are not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the Combined Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the combined revenue and certain expenses of the Properties described in Note 2 for the year ended December 31, 1997 and for the period from January 1, 1998 to April 30, 1998, in conformity with generally accepted accounting principles.





                         ERNST & YOUNG LLP




Chicago, Illinois
May 27, 1998

               ORLANDO OFFICE BUILDING PORTFOLIO

      Combined Statements of Revenue and Certain Expenses
                    (Amounts in thousands)



                                                 Period from
                                                  January 1,
                                    Year Ended       1998
                                   December 31,  to April 30,
                                       1997          1998
                                   ------------  ------------

REVENUE:
  Base rents . . . . . . . . . . . .  $  2,399     $    889
  Tenant reimbursements. . . . . . .       339          111
  Other. . . . . . . . . . . . . . .        34            1
                                      --------     --------
    Total revenue. . . . . . . . . .     2,772        1,001
                                      --------     --------

EXPENSES:
  Operating and maintenance. . . . .       306           93
  Real estate taxes. . . . . . . . .       254           85
  Sales tax. . . . . . . . . . . . .       143           53
  Management fees. . . . . . . . . .       104           37
  Insurance. . . . . . . . . . . . .        25            8
                                      --------     --------
    Total expenses . . . . . . . . .       832          276
                                      --------     --------

Revenue in excess of certain expenses $  1,940     $    725
                                      ========     ========


































                    See accompanying notes.

               ORLANDO OFFICE BUILDING PORTFOLIO

 NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.  BUSINESS

     The accompanying Combined Statements of Revenue and Certain Expenses relate to the combined operations of the Orlando Office Building Portfolio (the "Properties") which are as follows:

                                              Approximate
                                               Rentable
Property Name            Location            Square Footage
-------------            --------            --------------

University Corporate
  Center                 Winter Park, FL          127,800
Metric Plaza             Winter Park, FL           32,000
Park Center              Orlando, FL               47,200
Sand Lake Tech. Center   Orlando, FL               84,100
                                                  -------
                                                  291,100
                                                  =======

     The Properties were acquired by a subsidiary of Banyan Strategic Realty Trust ("Banyan") on April 30, 1998.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying Combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan. The accompanying financial statements are not representative of the actual operations of the Properties for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Properties, have been excluded. The operations of the Properties have been presented on a combined basis because all of the Properties are under common ownership and management.

     REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

     USE OF ESTIMATES

     The preparation of the Combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.


3.   RENTALS

     The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.   LEASES AND SIGNIFICANT TENANTS

     The Properties had one tenant which accounted for approximately 17% of the total rental income earned for the year ended December 31, 1997 and for the period from January 1, 1998 to April 30, 1998.


5.   RELATED PARTY TRANSACTIONS

     Insurance expense of $25,000 and $8,000 for the year ended
December 31, 1997 and the period from January 1, 1998 to April 30, 1998, respectively, represents an allocation by the seller of the Properties.

(ii)   TOWER LANE BUSINESS PARK
       ------------------------



                   Statements of Revenue and
                       Certain Expenses

                    TOWER LANE BUSINESS PARK

           For the year ended December 31, 1997 and
              For the period from January 1, 1998
                       to March 31, 1998

                REPORT OF INDEPENDENT AUDITORS



The Board of Directors
Banyan Strategic Realty Trust

We have audited the Statements of Revenue and Certain Expenses of Tower
Lane Business Park (the Property) for the year ended December 31, 1997 and for the period from January 1, 1998 to March 31, 1998. The Statements of Revenue and Certain Expenses are the responsibility of the Property's management. Our responsibility is to express an opinion on the Statements of Revenue and Certain Expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statements of Revenue and Certain Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statements of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statements of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan Strategic Realty Trust as described in Note 2 and are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statements of Revenue and Certain Expenses referred to above present fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the year ended
December 31, 1997 and for the period from January 1, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.





                                        ERNST & YOUNG LLP




Chicago, Illinois
May 21, 1998

                     TOWER LANE BUSINESS PARK

          Statements of Revenue and Certain Expenses
                    (Amounts in thousands)



                                                 Period from
                                                  January 1,
                                    Year Ended       1998
                                   December 31,  to March 31,
                                       1997          1998
                                   ------------  ------------

REVENUE:
  Rental . . . . . . . . . . . . . .    $ 792        $ 201
  Other. . . . . . . . . . . . . . .        3            7
                                        -----        -----
    Total revenue. . . . . . . . . .      795          208
                                        -----        -----

EXPENSES:
  Real estate taxes. . . . . . . . .       96           24
  Other operating. . . . . . . . . .       97           22
  Utilities. . . . . . . . . . . . .       22            4
  Management fees. . . . . . . . . .       34            9
  Insurance. . . . . . . . . . . . .        6            2
                                        -----        -----
    Total expenses . . . . . . . . .      255           61
                                        -----        -----

Revenue in excess of certain expenses   $ 540        $ 147
                                        =====        =====



































                    See accompanying notes.

                   TOWER LANE BUSINESS PARK

      NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES



1.   BUSINESS

     The accompanying Statements of Revenue and Certain Expenses relate to the operations of Tower Lane Business Park (the Property), which consists of two one-story multi-tenant office buildings located in Bensenville, Illinois. The Property was acquired by a subsidiary of Banyan Strategic Realty Trust ("Banyan") on April 27, 1998.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of Banyan. The Statements of Revenue and Certain Expenses are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest, which may not be comparable to the expenses expected to be incurred by Banyan in future operations of the Property, have been excluded.

     REVENUE AND EXPENSE RECOGNITION

     Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

     USE OF ESTIMATES

     The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from these estimates.


3.   RELATED PARTY TRANSACTIONS

     During the year ended December 31, 1997 and for the period from January 1, 1998 to March 31, 1998, the Property paid an asset management fee to the previous owner of the Property totaling $33,854 and $8,690, respectively. The fee was paid monthly and was based on 4% of gross rental operating receipts.


4.   LEASES AND SIGNIFICANT TENANTS

     The Property had three tenants which accounted for approximately 34% of the total rental income earned for the year ended December 31, 1997 and for the period from January 1, 1998 to March 31, 1998.

b)   PRO FORMA FINANCIAL INFORMATION

                 BANYAN STRATEGIC REALTY TRUST
        PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                        MARCH 31, 1998
                          (Unaudited)



     This unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming that as of March 31, 1998, the Trust acquired Avalon Ridge Business Park ("Avalon Ridge"), Tower Lane Business Park ("Tower Lane") and the four properties in the Orlando Portfolio all as described in
Item 2.

     This unaudited Pro Forma condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1998, nor does it purport to represent the future financial position of the Trust.

                                    BANYAN STRATEGIC REALTY TRUST
                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                           March 31, 1998
                                             (Unaudited)
                                       (Dollars in thousands)



                                              Avalon    Tower    Orlando     Pro
                                  Historical  Ridge     Lane    Portfolio   Forma
                                  ----------  ------   -------- ---------  --------
ASSETS
Cash and Cash Equivalents. . . .   $  4,006   $  (21)  $  (755)   $   344  $  3,574
Restricted Cash. . . . . . . . .      1,916     --        --        --        1,916
Interest and Accounts Receivable        793     --        --        --          793
                                   --------   ------   -------    -------  --------
                                      6,715      (21)     (755)       344     6,283
                                   --------   ------   -------    -------  --------

Investment in Real Estate, at cost:
  Land . . . . . . . . . . . . .     27,440      640     1,530      6,817    36,427
  Building . . . . . . . . . . .    133,119    3,217     3,570     16,440   156,346
  Building Improvements. . . . .      5,102     --        --        --        5,102
                                   --------   ------   -------    -------  --------
                                    165,661    3,857     5,100     23,257   197,875
    Less: Accumulated Depreciation   (7,616)    --        --        --       (7,616)
                                   --------   ------   -------    -------  --------
                                    158,045    3,857     5,100     23,257   190,259
                                   --------   ------   -------    -------  --------

Deferred Financing Costs, net. .      1,197     --        --          130     1,327
Other Assets . . . . . . . . . .      2,590       (4)      (10)      (285)    2,291
                                   --------   ------   -------    -------  --------
    Total Assets . . . . . . . .   $168,547   $3,832   $ 4,335    $23,446  $200,160
                                   ========   ======   =======    =======  ========





                                    BANYAN STRATEGIC REALTY TRUST
                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)




                                              Avalon    Tower    Orlando     Pro
                                  Historical  Ridge      Lane   Portfolio   Forma
                                  ----------  ------   -------- ---------  --------
LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
Accounts payable and accrued expenses$  1,901 $ --      $ --      $    44  $  1,945
Accrued real estate taxes payable     1,249        2      --         --       1,251
Mortgage loans payable . . . . .     78,049    3,800     3,675     23,250   108,774
Bonds payable. . . . . . . . . .     21,584     --        --        --       21,584
Accrued interest payable . . . .        555     --        --        --          555
Unearned revenue . . . . . . . .        318        2      --            6       326
Security deposits. . . . . . . .      1,046       28      --          146     1,220
Distributions payable. . . . . .      1,592     --        --        --        1,592
                                   --------   ------    ------    -------  --------
Total liabilities. . . . . . . .    106,294    3,832     3,675     23,446   137,247
                                   --------   ------    ------    -------  --------
Minority interest in consolidated
  partnerships . . . . . . . . .      1,325     --         660      --        1,985

SHAREHOLDERS' EQUITY
Shares of beneficial interest. .    119,185     --        --        --      119,185
Accumulated deficit. . . . . . .    (50,891)    --        --        --      (50,891)
Treasury shares at cost. . . . .     (7,366)    --        --        --       (7,366)
                                   --------   ------    ------    -------  --------
Total shareholders' equity . . .     60,928     --        --        --       60,928
                                   --------   ------    ------    -------  --------
Total liabilities and shareholders'
  equity . . . . . . . . . . . .   $168,547   $3,832    $4,335    $23,446  $200,160
                                   ========   ======    ======    =======  ========













                 BANYAN STRATEGIC REALTY TRUST
   PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

         FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND
             FOR THE YEAR ENDED DECEMBER 31, 1997
                          (Unaudited)



     The unaudited Pro Forma Condensed Consolidated Statements of
Operations for the three months ended March 31, 1998 is presented as if each of the 1998 acquisition properties ("1998 Acquisition Properties") described in Item 2 had been acquired as of January 1, 1998.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the following had occurred as of January 1, 1997; (a) the acquisition of the 1998 Acquisition Properties; (b) the acquisition and disposition of various properties during 1997; (c) the October, 1997 issuance of 2,192,501 shares of beneficial interest the proceeds of which were used to repay borrowings under a line of credit of $9 million.

     These unaudited Pro Forma Condensed Consolidated Statements of Operations have been prepared by management of the Trust and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future.

                                    BANYAN STRATEGIC REALTY TRUST
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                              FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                             (Unaudited)
                            (Dollars in thousands, except per share data)

                                          1998 Acquisitions (A)
                         -----------------------------------------------------
                                                                                 Pro
                                  Peach-                              Orlando    Forma
                       Histor-    tree    Avalon   Avalon     Tower    Port-    Adjust-   Pro
                        ical      Pointe  Center   Ridge      Lane     folio     ments    Forma
                      --------  -------- -------- --------  -------- --------  -------- --------
Revenue:
  Rental income. . . . $ 7,554   $    44  $    57  $    11   $   201  $   672   $ --    $  8,539
  Operating cost
    reimbursement. . .     756      --          3     --        --         84     --         843
  Miscellaneous tenant
    income . . . . . .     222      --       --       --           7        1     --         230
  Income on investments     32      --       --       --        --       --       --          32
                       -------   -------  -------  -------   -------  -------    ----    -------
Total revenue. . . . .   8,564        44       60       11       208      757     --       9,644
                       -------   -------  -------  -------   -------  -------    ----    -------
Expenses:
  Property operating .   3,064         7       15        7        61      208     -- (B)   3,362
  Interest . . . . . .   1,860      --       --       --        --       --      647 (C)   2,507
  Depreciation and
    amortization . . .   1,061      --       --       --        --       --      152 (D)   1,213
  General and adminis-
    trative. . . . . .   1,034      --       --       --        --       --       --       1,034
  Amortization of
    deferred loan fees
    and financing
    costs. . . . . . .      72      --       --       --        --       --       16 (D)      88
                       -------   -------  -------  -------   -------  -------   ----     -------
Total Expenses . . . .   7,091         7       15        7        61      208    815       8,204
                       -------   -------  -------  -------   -------  -------   ----     -------




                                    BANYAN STRATEGIC REALTY TRUST
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                         1998 Acquisitions (A)
                         -----------------------------------------------------
                                                                                 Pro
                                  Peach-                              Orlando    Forma
                       Histor-    tree    Avalon   Avalon     Tower    Port-    Adjust-   Pro
                        ical      Pointe  Center   Ridge      Lane     folio     ments    Forma
                      --------  -------- -------- --------  -------- --------  -------- --------
Income before minority
 interest. . . . . . . $ 1,473    $   37  $    45  $     4    $  147    $ 549    $ (815)  $1,440

Minority interest in
 consolidated partner-
 ships . . . . . . . .    (116)     --       --       --        --       --         (39)    (155)
                       -------   -------  -------  -------   -------  -------   -------  -------
Net income . . . . . . $ 1,357   $    37  $    45  $     4   $   147  $   549   $  (854) $ 1,285
                       =======   =======  =======  =======   =======  =======   =======  =======

Weighted number
of shares outstanding13,251,417                                                        13,251,417
Per Share - Basic and
  Diluted. . . . . . .$     0.10                                                       $     0.10
                     ==========                                                        ==========
----------------

(A)    These adjustments relate to certain properties acquired subsequent to December 31, 1997 and include each property's operations for the period of time from January 1, 1998 through its respective date of acquisition or March
31, 1998 if acquired subsequent to that date.

(B)    The pro forma adjustment to reflect management fees and insurance expense assuming the Trust's operating cost structure is immaterial.

(C)    The pro forma adjustment reflects the increase in interest expense relating to acquired properties.  These properties, except Tower Lane, were acquired using variable interest rate debt.  Avalon Ridge was under construction and did not start operations until March of 1998.  Interest for Avalon Ridge was capitalized during its construction period.

If the variable interest rate was higher by 0.125% for all variable rate debt, the pro forma interest expense would be
$2,521.

(D)    The pro forma adjustment reflects depreciation for the acquisition properties (calculated using the straight-
       line method with a 40 year useful life), and amortization of additional loan costs relating to debt for acquisition properties.


                                    BANYAN STRATEGIC REALTY TRUST
                      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                                FOR THE YEAR ENDED DECEMBER 31, 1997
                                             (Unaudited)
                            (Dollars in thousands, except per share data)

                                               1997             1997
                                           Acquisitions     Dispositions
                           Historical          (A)              (B)
                           ----------      ------------     ------------
Revenue:
  Rental income. . . .       $ 25,370           $ 4,795          $(1,242)
  Operating cost reimburse-
    ment . . . . . . .          2,441               112             --
  Miscellaneous tenant
    income . . . . . .            707               161             (170)
  Income on investments           267              --               --
                              -------           -------          -------
Total revenue. . . . .         28,785             5,068           (1,412)
                              -------           -------          -------
Expenses:
  Property operating .         10,689             2,104           (1,162)
  Interest expense . .          6,447               404             (297)
  Depreciation and
    amortization . . .          3,490              --               (222)
  General and administra-
    tive . . . . . . .          4,315              --               --
  Amortization of deferred
    loan fees and financing
    costs. . . . . . .            723              --                (54)
  Recovery of losses on
    loans, notes and
    interest receivable          (161)             --               --
                              -------           -------          -------
Total expenses . . . .         25,503             2,508           (1,735)
                              -------           -------          -------




                                    BANYAN STRATEGIC REALTY TRUST
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED



                                                                1997
                                               1997         Dispositions
                           Historical      Acquisitions         (B)
                           ----------      ------------     ------------

Income before minority
  interest and income
  from operations of
  real estate venture.        $ 3,282           $ 2,560          $   323

Minority interest in
  consolidated partner-
  ships. . . . . . . .           (590)             --                 20
Income (loss) from
  operations of real
  estate venture . . .             37              --                (37)
Gain on disposition and
  extraordinary item .            817              --               (881)
                              -------           -------          -------
Net income . . . . . .        $ 3,546           $ 2,560          $  (575)
                              =======           =======          =======
Weighted number of shares
 outstanding - Basic .      11,149,982
Per share - Basic. . .           $0.32
                            ==========

Weighted number of shares
 outstanding - Diluted      11,245,242
Per share - Diluted. .           $0.32
                            ==========




                                    BANYAN STRATEGIC REALTY TRUST
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED


                                      1998 Acquisitions (C)
                  -------------------------------------------------------
                         Peachtree    Avalon   Avalon   Tower    Orlando   Pro Forma
                          Pointe      Center   Ridge    Lane    Portfolio  Adjustments Pro Forma
                         ---------   -------  -------  ------- ----------  ----------- ---------
Revenue:
  Rental income. . . . .   $   843   $   107  $  --    $   792    $ 2,399   $  --       $ 33,064
  Operating cost reimburse-
    ment . . . . . . . .        43         7     --       --          339      --          2,942
  Miscellaneous tenant
    income . . . . . . .         8      --       --          3         34      --            743
  Income on investments.      --        --       --       --         --        --            267
                           -------   -------  -------  -------    -------    ------      -------
Total revenue. . . . . .       894       114     --        795      2,772      --         37,016
                           -------   -------  -------  -------    -------    ------      -------
Expenses:
  Property operating . .       446        27        1      255        832      --   (D)   13,192
  Interest expense . . .      --        --       --       --         --       3,407 (E)    9,961
  Depreciation and
    amortization . . . .      --        --       --       --         --       1,147 (F)    4,415
  General and administra-
    tive . . . . . . . .      --        --       --       --         --        --          4,315
  Amortization of deferred
    loan fees and financing
    costs. . . . . . . .      --        --       --       --         --         143 (F)      812
  Recovery of losses on
    loans, notes and
    interest receivable.      --        --       --       --         --        --           (161)
                           -------   -------  -------  -------    -------    ------      -------
Total expenses . . . . .       446        27        1      255        832     4,697       32,534
                           -------   -------  -------  -------    -------    ------      -------




                                    BANYAN STRATEGIC REALTY TRUST
                PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS - CONTINUED

                                         1998 Acquisitions
                  -------------------------------------------------------
                         Peachtree    Avalon   Avalon   Tower    Orlando   Pro Forma
                          Pointe      Center   Ridge    Lane    Portfolio  Adjustments Pro Forma
                         ---------   -------  -------  ------- ----------  ----------- ---------
Income before minority
  interest and income
  from operations of
  real estate venture. .   $   448   $    87   $   (1) $   540    $ 1,940      $(4,697)  $ 4,482
Minority interest in
  consolidated partner-
  ships. . . . . . . . .      --        --       --       --         --           (135)     (705)
Income (loss) from
  operations of real
  estate venture . . . .      --        --       --       --         --           --        --
Gain on disposition and
  extraordinary item . .      --        --       --       --         --             64(G)   --
                           -------   -------  -------  -------    -------      -------   -------
Net income . . . . . . .   $   448   $    87  $    (1) $   540    $ 1,940      $(4,768)  $ 3,777
                           =======   =======  =======  =======    =======      =======   =======
Weighted number of shares
 outstanding - Basic . .                                                               13,125,324
Per share - Basic. . . .                                                               $     0.29
                                                                                       ==========
Weighted number of shares
 outstanding - Diluted .                                                               13,584,994
Per share - Diluted. . .                                                               $     0.28
                                                                                       ==========





---------------
(A)     These adjustments relate to certain properties acquired subsequent to December 31, 1996 and include each property's operations for the period of time from January 1, 1997 through its respective date of acquisition.

(B)     The Dispositions column eliminates the historical revenues and expenses of certain properties that were sold prior to December 31, 1997.

(C)     The 1998 Acquisitions columns reflect the historical revenues and operating expenses of properties acquired after December 31, 1997.

(D)     The pro forma adjustment to reflect management fees and insurance expense assuming the Trusts operating cost structure is immaterial.

(E)     The pro forma adjustment reflects the increase in interest expense relating to acquired properties, net of the decrease in interest expense resulting from the repayment of debt utilizing proceeds received from the sale of properties and the issuance of shares.  Avalon Ridge was under construction for the whole year of 1997, and the Avalon
Center was under construction until August of 1997.  Interest for Avalon Center and Avalon Ridge was capitalized during the periods the properties were under construction.  The Trust used variable interest rate debt to purchase various of its properties.  If the variable rate was higher by 0.125% for all variable rate debt, the pro forma interest expense would be $10,009.

(F)     The pro forma adjustment reflects the depreciation expense for 1997 and 1998 acquisition properties
(calculated using the straight-line method with a 40 year useful life), and amortization of additional loan costs relating to debt for acquisition properties and costs relating to the unsecured corporate financing completed on October
14, 1997.

(G)     To eliminate extraordinary item on debt refinancing.
